Delaware Investments® Family of Funds

Supplement to the current Statement of Additional Information

The following replaces the section titled "Other Payments to Dealers" or is added to the Statement of Additional Information ("SAI") if such selection does not appear in the SAI:

Delaware Distributors, L.P. (the "Distributor"), Lincoln Financial Distributors, Inc. ("LFD") and their affiliates may pay compensation at their own expense and not as an expense of the Funds, to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("Financial Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing ("distribution assistance"). For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing and educational support and ticket charges. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Funds and/or some or all other Delaware Funds), the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

A significant purpose of these payments is to increase sales of the Funds' shares. The Funds' investment adviser or its affiliates may benefit from the Distributor's or LFD's payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such Financial Intermediaries.

This Supplement is dated July 31, 2006